Ohio National Fund, Inc.	SUMMARY PROSPECTUS	May 1, 2023
ON Risk Managed Balanced Portfolio

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders and other information about the fund online at https://funddocs.filepoint.com/ohionationalfund/. You can also get this information at no cost by calling 1-800-366-6654 or by sending an e-mail request to annuityservice@ohionational.com. The fund’s prospectus and statement of additional information, both dated May 1, 2023, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): —

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.81%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.07%
Total Annual Fund Operating Expenses	0.88%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$90	$281	$488	$1,084

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 124% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”). Both Components are actively managed by AllianceBernstein L.P. (“AllianceBernstein”) as an integrated whole, and the Portfolio’s allocation is monitored on a daily basis.

With respect to the Balanced Component, AllianceBernstein normally invests 35-65% of the assets in equity securities, including derivatives, and the remaining assets in fixed-income securities and cash equivalents. AllianceBernstein normally invests at least 25% of the assets in fixed-income securities. Equity securities primarily include common stock of large capitalization companies with no industry concentration. Fixed-income securities may include corporate debt securities, U.S. Government obligations, convertible securities and short-term securities. U.S. Government Obligations are bonds issued by the US Treasury, Mortgage-Related securities such as mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Another type of mortgage-related security, known as a Government Sponsored Enterprise (“GSE”) Risk-Sharing Bond or Credit Risk Transfer Security (“CRT”), is issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. These securities may be rated investment grade or below investment grade and the Portfolio’s investments may vary from senior in the capital structure to the most junior equity tranche.

In choosing investments for the Balanced Component, the portfolio managers apply a “bottom up” approach. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. The Portfolio managers may also consider economic factors, such as the effect of interest rates on the Portfolio’s fixed-income investments.

With respect to the Risk Management Component, AllianceBernstein seeks to enhance the risk adjusted return of the Portfolio, attempting to enhance returns in rising markets and reduce risk in downturns. AllianceBernstein employs a variety of risk management techniques in its strategy, primarily using derivative instruments. AllianceBernstein attempts to stabilize current returns of the Portfolio by using techniques designed to limit the downside exposure of the Portfolio during periods of market declines, to add market exposure to the Portfolio during periods of normal or rising markets, and to reduce the volatility of the Portfolio. AllianceBernstein attempts to stabilize potential income of the Portfolio by using techniques designed to protect the Portfolio’s ability to generate future income. The derivative instruments may include “long” and “short” positions in futures, options and swap contracts. The Risk Management Component may also include “long” and “short” positions in U.S. government securities and cash instruments.

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.

LIBOR Risk — Instruments in which the Portfolio invests may pay interest based on the London Interbank Offered Rate (“LIBOR”). The phase out of the three-, six- and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings have already been phased out. The Federal Reserve has designated the Secured Overnight Financing Rate (“SOFR”) as the replacement rate in certain financial instruments after June 23, 2023. The nature of the impact of the transition away from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally is unknown.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

Risk Management Strategy Risk — While the Portfolio will invest in derivatives to implement its risk management strategy, there can be no assurance that the strategy will work as intended. The Portfolio’s performance could be worse than if the Portfolio had not employed its risk management strategy. Use of derivative instruments could reduce, instead of enhance, the risk adjusted return of the Portfolio.

Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Options Risk — Risks specific to investments in call options include limited gains and lack of liquidity. By selling a call option, the Portfolio may forego the opportunity to participate in price increases for the underlying equities above the exercise price, while still bearing the risk of a decline in the value of the underlying equities or index. As the buyer of a call option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As the buyer of a put option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price. By selling a put option, the Portfolio bears the risk of a decline in the value of the underlying equities or index. Losses on the sale of a put option are unlimited.

There may not be a liquid market for options. Lack of liquidity may prevent the Portfolio from closing out an option position, written or purchased, at an opportune time or price. Because the Portfolio will generally hold the equities underlying a call option or exposure to the index underlying the option, the Portfolio may be less likely to sell the stocks it is holding to take advantage of new investment opportunities.

Swap Risk — Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Portfolio’s losses.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Conflicts of Interest Risk — Although the Portfolio follows a strategy intended to enhance the risk adjusted return of the Portfolio, which the Adviser believes is consistent with the interests of shareholders, aspects of the Risk Management Component of the Portfolio attempting to limit the downside exposure and reduce the volatility of the Portfolio may be deemed to present a conflict of interest for the Adviser and its parent, ONLIC (with its affiliates, “Ohio National Life”). Shares of the Portfolio are offered only to the separate accounts of Ohio National Life, which use Portfolio shares as an underlying investment for variable annuity and variable life insurance contracts. Ohio National Life has financial obligations to holders of variable contracts arising from guarantee obligations under the variable contracts and certain optional benefit riders. Limiting downside exposure and reducing volatility of the Portfolio have the effect of mitigating the financial risks to which Ohio National Life is subjected by providing these guaranteed benefits. If the strategy is successful in limiting downside exposure and reducing volatility, Ohio National Life expects to benefit from a reduction of the risks arising from its guarantee obligations, to reduce its costs to purchase hedge investments to manage the risks of its guarantee obligations, and to reduce its regulatory capital requirements associated with its guarantee obligations. As a result, Ohio National Life’s interest in managing risks within the Portfolio may at times conflict with the interests of contract owners having guaranteed benefits, who may be prevented from achieving higher returns due to the Portfolio’s use of risk management techniques.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. The risks associated with an investment in Credit Risk Transfer securities (“CRTs”) differ from the risks associated with an investment in mortgage-backed securities issued by Government Sponsored Enterprises (“GSEs”) because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.

Mortgage-Backed Securities Risk — Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last seven years and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

AllianceBernstein began sub-advising the Portfolio under its current strategy on May 1, 2020. From May 1, 2014 through April 30, 2020, the Balanced Component of the Portfolio was sub-advised by Janus Henderson Investors US LLC (“Janus”) and the Risk Management Component of the Portfolio was sub-advised by AnchorPath Financial, LLC (“AnchorPath”), using different strategies. Performance returns shown below for periods prior to May 1, 2020 are those of Janus and AnchorPath and are not indicative of returns of the current strategy or sub-adviser.

Since inception, the Portfolio’s highest return for a quarter was 11.91%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -11.12%. That was the quarter ended on June 30, 2022. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2022	1 Year	5 Years	Since 5/1/14
ON Risk Managed Balanced Portfolio	-22.62%	6.20%	6.75%
S&P 500® Index*	-18.11%	9.42%	10.65%
55% S&P 500® Index/ 45% ICE BofA U.S. Broad Market Index**	-15.58%	5.50%	6.58%

*	Primary benchmark.
**	Secondary benchmark

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. AllianceBernstein serves as the investment sub-adviser for the Portfolio. AllianceBernstein has been a sub-adviser for the Portfolio since May 1, 2020. Daniel Loewy, CFA, Chief Investment Officer and Head of Multi-Asset Solutions at AllianceBernstein and Joshua Lisser, Head of Index Strategies at AllianceBernstein, have been portfolio managers of the Portfolio since May 2020. Marshall C. Greenbaum, CFA, a Portfolio Manager at AllianceBernstein, has been a portfolio manager of the Portfolio since May 2014. He was a portfolio manager of the Risk Management Component of the Portfolio from May 2014 to April 2020 under the prior sub-adviser, AnchorPath, and continues to serve as a portfolio manager of the Portfolio under AllianceBernstein.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ONLIC, ONLAC and National Security’s variable annuity contracts and variable life insurance policies. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.